UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025 (March 27, 2025)

AIMFINITY INVESTMENT CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St, PMB 235
Wilmington, Delaware 19801

(Address of principal executive offices)

(425) 365-2933

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 9, 2025, Aimfinity Investment Corp. I, a Cayman Islands exempted company (the “Company” or “AIMA”), held an extraordinary general meeting, where the shareholders of the Company approved to amend the Company’s amended and restated memorandum and articles of associations (the “Charter”) to allow the Company until January 28, 2025 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period (each, a “Monthly Extension”), for a total of up to nine months to October 28, 2025, by depositing into the Company’s trust account (the “Trust Account”) an amount equal to $0.05 for each public share for each one-month extension.

On March 28, 2025, the Company issued an unsecured promissory note of $55,823.8 (the “Note”) to I-Fa Chang, a member and manager of Aimfinity Investment LLC, the sponsor of the company (the “Sponsor”), as the Sponsor’s designee, to evidence the payments made for $55,823.8 (the “New Monthly Extension Payment”) to be deposited into the Trust Account for the public shareholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from March 28, 2025 to April 28, 2025 (the “New Extension”). The New Extension is the third of the up to nine Monthly Extensions permitted under the Charter.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s initial business combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default under the Note: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceeding against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payee of the Note, Mr. Chang, has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private units of the Company (the “Private Units”), that are identical to the Private Units issued by the Company in the private placement consummated simultaneously with the Company’s initial public offering, subject to certain exceptions, as described in the final prospectus of the Company relating to its initial public offering filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2022 (File Number: 333-263874), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the Company’s initial business combination. The number of Private Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

The issuance of the Note was made pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Private Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferred or resold by the Sponsor until the completion of the Company’s initial business combination and (2) are entitled to registration rights.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 27, 2025, the Company held an extraordinary general meeting of the shareholders (the “EGM”) in connection with the Company’s business combination (the “Business Combination”) with Docter Inc., a Delaware corporation (“Docter”), previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 16, 2023.

The Business Combination was described in the definitive proxy statement/prospectus relating to the Business Combination included in the Registration Statement on Form F-4 (File No. 333-284658) that was filed publicly by the Purchaser with the SEC on February 3, 2025 and was declared effective by the SEC on March 6, 2025 (the “Registration Statement”).

As of February 25, 2025, the Record Date, there were 3,620,976 AIMA Ordinary Shares issued and outstanding and entitled to vote, including 1,116,476 AIMA Class A Ordinary Shares and 2,012,500 AIMA Class B Ordinary Shares. 3,079,628 Ordinary Shares, or approximately 85%, were represented in person or by proxy at the EGM.

The final results for the matter submitted to a vote of the Company’s shareholders at the EGM are as follows:

1. The Reincorporation Proposal

The shareholders approved the proposal, by special resolutions, for the merger of AIMA with and into Aimfinity Investment Merger Sub I (the “PubCo”), a Cayman Islands exempted company and wholly owned subsidiary of AIMA, with PubCo surviving the merger.

 The voting results were as follows:

FOR	AGAINT	ABSTAIN
2,890,128	189,500	0

2. The Acquisition Merger Proposal

The shareholders approved the proposal, by ordinary resolution, for the authorization for PubCo’s board of directors to complete the merger of Aimfinity Merger Sub II, Inc. (the “Merger Sub”), a Delaware corporation and wholly owned subsidiary of PubCo, with and into Docter, resulting in Docter becoming a wholly owned subsidiary of PubCo.

 The voting results were as follows:

FOR	AGAINT	ABSTAIN
2,890,128	189,500	0

3. The PubCo Charter Proposal

The shareholders approved the proposal, by special resolution, for each material difference between the proposed Amended and Restated Memorandum and Articles of Association of PubCo and the fourth amended and restated memorandum and articles of association of AIMA as adopted by special resolution passed on January 9, 2025.

FOR	AGAINT	ABSTAIN
2,890,128	189,500	0

4. The Adjournment Proposal

The shareholders approved the proposal, by ordinary resolution, for the adjournment of the Extraordinary General Meeting in the event AIMA does not receive the requisite shareholder vote to approve any of the proposals above.

FOR	AGAINT	ABSTAIN
2,890,128	189,500	0

Item 7.01 Regulation FD Disclosure.

On March 28, 2025, the Company issued a press release (the “Press Release”) announcing the approval of the Business Combination by its shareholders and the New Extension. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

IMPORTANT NOTICES

As disclosed previously on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2023, on October 13, 2023, AIMA entered into that certain Merger Agreement, with Docter, Purchaser, and Merger Sub, pursuant to which AIMA will enter into a business combination with Docter that involves a reincorporation merger and an acquisition merger.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the proposed transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the proposed business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of AIMA and Docter to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Docter or AIMA; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of AIMA’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Docter to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) risks relating to the medical device industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners. A further list and description of risks and uncertainties can be found in the prospectus filed with the SEC on April 26, 2022 relating to AIMA’s initial public offering (File No. 333-263874), the annual report of AIMA on Form 10-K for the fiscal year ended on December 31, 2023, filed with the SEC on July 29, 2024 (the “Annual Report”), and in the final prospectus/proxy statement filed with the SEC on March 6, 2025 relating to the proposed transactions (File No. 333-284658) (the “Final Prospectus”), and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and AIMA, Docter and their subsidiaries or affiliates undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the proposed transactions described herein, Purchaser filed the Final Prospectus with the SEC on March 6, 2025. The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the shareholders’ meeting of AIMA shareholders relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Final Prospectus without charge from AIMA. The Final Prospectus may also be obtained without charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF AIMA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT AIMA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AIMA, THE COMPANY AND THE PROPOSED TRANSACTIONS.

Participants in Solicitation

AIMA, Docter, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AIMA’s shareholders in connection with the proposed transactions described herein. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of AIMA’s shareholders in connection with the proposed business combination is set forth in the Final Prospectus.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described herein and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AIMA or Docter, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated March 28, 2025, issued by Aimfinity Investment Corp. I to I-Fa Chang
99.1	Press Release, dated March 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

Date: March 28, 2025	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer